EXHIBIT 24

POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K

TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Paul M. Limbert, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2005 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ JAMES E. ALTMEYER James E. Altmeyer	Director	3/9/2006

/s/ RAY A. BYRD Ray A. Byrd	Director	3/9/2006

/s/ R. PETERSON CHALFANT R. Peterson Chalfant	Director	3/9/2006

/s/ CHRISTOPHER V. CRISS Christopher V. Criss	Director	3/9/2006

/s/ JAMES D. ENTRESS James D. Entress	Director	3/9/2006

/s/ Abigail M. Feinknopf Abigail M. Feinknopf	Director	3/9/2006

/s/ ERNEST S. FRAGALE Ernest S. Fragale	Director	3/9/2006

/s/ EDWARD M. GEORGE Edward M. George	Chairman of the Board, Director	3/9/2006

/s/ VAUGH L. KIGER Vaughn L. Kiger	Director	3/9/2006

/s/ ROBERT E. KIRKBRIDE Robert E. Kirkbride	Director	3/9/2006

/s/ PAUL M LIMBERT Paul M. Limbert	President and Chief Executive Officer, Director	3/9/2006

SIGNATURE	TITLE	DATE

/s/ JAY T. MCCAMIC Jay T. McCamic	Director	3/9/2006

/s/ HENRY L. SCHULHOFF Henry L. Schulhoff	Director	3/9/2006

/s/ JOAN C. STAMP Joan C. Stamp	Director	3/9/2006

/s/ CARTER W. STRAUSS Carter W. Strauss	Director	3/9/2006

/s/ REED J. TANNER Reed J. Tanner	Director	3/9/2006

/s/ ROBERT K. TEBAY Robert K. Tebay	Director	3/9/2006